IMPAIRMENT OF GOODWILL AND INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2021
Impairment Of Goodwill And Intangible Assets
IMPAIRMENT OF GOODWILL AND INTANGIBLE ASSETS

13.	IMPAIRMENT OF GOODWILL AND INTANGIBLE ASSETS

Impairment loss on goodwill and long-lived assets

The goodwill amounting to CNY31,478 arising from the acquisition of the entire equity interest in Shanghai Onway in 2017 and was mainly attributable to the expected synergies from combining the operations of the Group and the acquiree. The goodwill was allocated to the wastewater treatment cash-generating units (“CGU”) which is also an operating and reportable segment.

The Group performed its annual impairment test in December 2019. Additionally, the management considered that there were impairment indicators on the wastewater treatment CGU due to the regional market saturation of the wastewater treatment sector which may lead to a decline in business volume and profitability of the wastewater treatment CGU.

The recoverable amount of the wastewater treatment CGU as of December 31, 2019 was determined based on a value in use calculation using cash flow projections from financial budgets approved by senior management covering a five-year period. The projected cash flows were updated to reflect the decreased business volume and profitability of the construction service and equipment sales of the wastewater treatment business. The pre-tax discount rate applied to cash flow projections was 12%, and cash flows beyond the five-year period were extrapolated using a 3.0% growth rate that is the same as the long-term average growth rate for the wastewater treatment industry. As a result of this analysis, management recognized an impairment of goodwill and intangible assets amounting to CNY31,478 and CNY16,662, respectively, for the year ended December 31, 2019. The impairment charge is recorded in impairment loss on goodwill and impairment loss on intangible assets, respectively in the statement of profit or loss.